EXHIBIT 99.1

Financial Statements of
Midwest Energy Emissions Corp.
(A Development Stage Company)

Years ended December 31, 2010 and 2009 and for the period from inception on December 17, 2008 to December 31, 2010

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2010 AND 2009
AND FOR THE PERIOD DECEMBER 17, 2008 (INCEPTION) THROUGH DECEMBER 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of Midwest Energy Emissions Corp.:

We have audited the accompanying balance sheets of Midwest Energy Emissions Corp. (the “Company”) (a development stage company) as of  December 31, 2010 and 2009 and the related statements of operations, stockholders’ deficit and cash flows for the years then ended and the cumulative period from December 17, 2008 (Inception) to December 31, 2010.  These financial statements are the responsibility of the Company's management.  Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Midwest Energy Emissions Corp. as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the years then ended and for the cumulative period from December 17, 2008 (Inceptions) to December 31, 2010 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses and has a net capital deficiency. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.

Tarvaran Askelson & Company, LLP

Laguna Niguel, CA
June 2, 2011

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
BALANCE SHEET
DECEMBER 31, 2010 AND 2009

	December 31,	December 31,
	2010	2009
ASSETS

CURRENT ASSETS
Cash	$7,310	$-
Advances receivable - related party	-	32,515
Total current assets	7,310	32,515

Property and Equipment, Net	1,746	-

Other Asset
License, Net of accumulated amortization	88,236	94,118
TOTAL ASSETS	$97,292	$126,633

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

CURRENT LIABILITIES
Other current liabilities	-	3,216
Advances payable - related party	377,389	-
Total current liabilities	377,389	3,216

TOTAL LIABILITIES	377,389	3,216

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock; $1 par value; 10,000 shares authorized; 9,890 and 4,167
issued and outstanding as of December 31, 2010 and 2009, respectively	9,890	8,618
Additional paid-in capital	62,328	-
Less subscription receivable	-	(4,451)
Accumulated deficit (Retained earnings)	(352,315)	119,250

Total stockholders' deficit	(280,097)	123,417

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$97,292	$126,633

The accompanying notes are an integral part of these financial statements.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010 AND 2009
AND FOR THE PERIOD FROM DECEMBER 17, 2008 (INCEPTION) THROUGH DECEMBER 31, 2010

			DECEMBER 17, 2008
	FOR THE	FOR THE	(INCEPTION)
	YEAR ENDED	YEAR ENDED	THROUGH
	DECEMBER 31, 2010	DECEMBER 31, 2009	DECEMBER 31, 2010

REVENUE - SERVICE	$7,000	$307,025	$314,025

COST OF REVENUE	-	121,041	121,041

GROSS PROFIT	7,000	185,984	192,984

OPERATING EXPENSES
License maintenance fees	100,000	-	100,000
Research and development	125,834	24,260	150,094
General and administrative	94,174	18,618	112,792
Professional fees	149,655	15,819	165,474
Amortization of license fees	5,882	5,882	11,764
TOTAL OPERATING EXPENSES	475,545	64,579	540,124

NET INCOME (LOSS) BEFORE OTHER EXPENSE	(468,545)	121,405	(347,140)

OTHER INCOME (EXPENSE)
Foreign exchange	(3,020)	(2,155)	(5,175)
Total other income (expense)	(3,020)	(2,155)	(5,175)

NET INCOME (LOSS)	$(471,565)	$119,250	$(352,315)

WEIGHTED AVERAGE NUMBER OF
SHARES OUTSTANDING	6,178	960

BASIC AND DILUTED NET INCOME (LOSS)
PER COMMON SHARE	$(76)	$124

The accompanying notes are an integral part of these financial statements.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)
FOR THE PERIOD FROM DECEMBER 17, 2008 (INCEPTION) THROUGH DECEMBER 31, 2010

						Total
	Common Stock		Additional	Accumulated	Common Stock	Stockholders’
	Shares	Par Value	Paid-in Capital	(Deficit)	Subscribed	Equity (Deficit)

Balance - December 17, 2008	-	$-	$-	$-	$-	$-

Common stock subscribed	8,618	-	-	-	8,618	8,618

Subscription receivable	(8,618)		-	-	(8,618)	(8,618)

Net income (loss) for the period	-	-	-	-	-	-

Balance - December 31, 2008	-	-	-	-	-	-
				-
Proceeds received from subscription receivable	4,167	4,167	-	-	-	4,167

Net income (loss) for the period	-	-	-	119,250	-	119,250

Balance - December 31, 2009	4,167	4,167	-	119,250	-	123,417

Proceeds from subscription receivable	4,451	4,451	-	-	-	4,451

Shares issued for services	1,272	1,272	62,328	-	-	63,600

Net income (loss) for the period	-	-	-	(471,565)	-	(471,565)

Balance - December 31, 2010	9,890	$9,890	$62,328	$(352,315)	$-	$(280,097)

The accompanying notes are an integral part of these financial statements.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
STATEMENTS OF CASH FLOW
FOR THE YEAR ENDED DECEMBER 31, 2010 AND 2009
AND FOR THE PERIOD DECEMBER 17, 2008 (INCEPTION) THROUGH DECEMBER 31, 2010

			DECEMBER 17, 2008
	FOR THE	FOR THE	(INCEPTION)
	YEAR ENDED	YEAR ENDED	THROUGH
	DECEMBER 31, 2010	DECEMBER 31, 2009	DECEMBER 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)	$(471,565)	$119,250	$(352,315)

Adjustments to reconcile net income (loss)
to net cash used in operating activities:
Stock based compensation	63,600	-	63,600
Amortization of license fees	5,882	5,882	11,764
Depreciation expense	45	-	45

Change in assets and liabilities
Increase (decrease) in other current liabilities	(3,216)	3,216	-
Net cash (used in) operating activities	(405,254)	128,348	(276,906)

CASH FLOWS USED IN INVESTING ACTIVITIES:
Purchase of license	-	(100,000)	(100,000)
Purchase of equipment	(1,791)	-	(1,791)
Net cash provided by investing activities	(1,791)	(100,000)	(101,791)

CASH FLOWS FROM FINANCING ACTIVITIES:
Advances paid to related party	-	(32,515)	(32,515)
Proceeds received from related party advances	409,904	-	409,904
Proceeds received from subscription receivable	4,451	4,167	8,618
Net cash provided by financing activities	414,355	(28,348)	386,007

NET INCREASE IN CASH AND CASH EQUIVALENTS	7,310	-	7,310

CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	-	-	-

CASH AND CASH EQUIVALENTS - END OF PERIOD	$7,310	$-	$7,310

SUPPLEMENTAL CASH FLOW INFORMATION:
Cash paid during the period for:
Interest	$-	$-
Taxes	$-	$-

SUPPLEMENTAL DISCLOSURE OF NON-CASH CHANGES
IN OPERATING ACTIVITIES:
Stock issued for services	$63,600	$-

The accompanying notes are an integral part of these financial statements.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

Note 1 - Organization

On December 17, 2008, Midwest Emission Control Corp. (a corporation in the development stage) (the “Company”) was incorporated in the State of North Dakota.  The Company is engaged in the business of developing and commercializing state of the art control technologies relating to the capture and control of mercury emissions from coal fired broilers in the United States and Canada.  In these notes, the terms “Midwest”, “Company”, “we”, “us” or “our” mean Midwest Emissions Control Corp.

Note 2 - Summary Of Significant Accounting Policies

Basis of Presentation

The accompanying financial statements have been prepared in accordance with the Generally Accepted Accounting Principles in the United States of America ("GAAP").

Development Stage Company

The Company is considered to be in the development stage as defined by ASC 915.  The Company has devoted substantially all of its efforts to the corporate formation, the raising of capital and attempting to generate customers for the sale of the Company’s products.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents.

Research and Development

The Company accounts for research and development costs in accordance with Accounting Standards Codification subtopic 730-10, Research and Development (“ASC 730-10”). Under ASC 730-10, all research and development costs must be charged to expense as incurred. Accordingly, internal research and development costs are expensed as incurred.  Third-party research and development costs are expensed when the contracted work has been performed or as milestone results have been achieved. Company sponsored research and development costs related to both present and future products are expensed in the period incurred. As of December 31, 2010 and 2009, the Company has incurred $125,834 and $24,260, respectively.  In addition, the Company incurred $121,041 in research and development, which is included in cost of revenue for service performed on the “Full Scale Testing of Sorbent Injection Technology on Mercury Control” subaward project from the University of North Dakota Energy and Environmental Research Center.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

Property and Equipment

Property and equipment are stated at cost. When retired or otherwise disposed, the related carrying value and accumulated depreciation are removed from the respective accounts and the net difference less any amount realized from disposition, is reflected in earnings. For financial statement purposes, property and equipment are recorded at cost and depreciated using the straight-line method over their estimated useful lives of 3 to 5 years.

Expenditures for repairs and maintenance which do not materially extend the useful lives of property and equipment are charged to operations.  When property or equipment is sold or otherwise disposed of, the cost and related accumulated depreciation are removed from the respective accounts with the resulting gain or loss reflected in operations.  Management periodically reviews the carrying value of its property and equipment for impairment.

Recoverability of Long-Lived and Intangible Assets

The Company has adopted Accounting Standards Codification subtopic 360-10, Property, Plant and Equipment (“ASC 360-10”).  ASC 360-10 requires that long-lived assets and certain identifiable intangibles held and used by the Company be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Events relating to recoverability may include significant unfavorable changes in business conditions, recurring losses or a forecasted inability to achieve break-even operating results over an extended period.  The Company evaluates the recoverability of long-lived assets based upon forecasted undiscounted cash flows.  Should impairment in value be indicated, the carrying value of intangible assets would be adjusted, based on estimates of future discounted cash flows resulting from the use and ultimate disposition of the asset.  ASC 360-10 also requires assets to be disposed of be reported at the lower of the carrying amount or the fair value less costs to sell.

Stock-Based Compensation

The Company accounts for stock-based compensation awards in accordance with the provisions of Share-Based Payment, which requires equity-based compensation, be reflected in the financial statements over the vesting period based on the estimated fair value of the awards. During the years ended December 31, 2010 and 2009, the Company had stock-based compensation expense related to issuances of stock to consultants of $63,600 and zero, respectively.

Fair Value of Financial Instruments

The Company’s financial instruments include cash and other current liabilities.  The fair value of these financial instruments approximate their carrying values due to their short maturities.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

Foreign Currency Transactions

Transactions denominated in currencies other than the functional currency of the legal entity are re-measured to the functional currency of the legal entity at the period-end exchange rates.  Any associated transactional currency re-measurement gains and losses are recognized in current operations. The reporting functional currency of the Company was U.S. dollars.

Revenue Recognition

The Company will record revenue from sales in accordance with ASC 605. The criteria for recognition are as follows:

1) Persuasive evidence of an arrangement exists;

2) Delivery has occurred or services have been rendered;

3) The seller’s price to the buyer is fixed or determinable; and

4) Collectability is reasonably assured.

Determination of criteria (3) and (4) will be based on management's judgments regarding the fixed nature of the selling prices of the products delivered and the collectability of those amounts. Provisions for discounts and rebates to customers, estimated returns and allowances, and other adjustments will be provided for in the same period the related sales are recorded.

The Company earned revenue during 2009 from a subaward project from the University of North Dakota Energy and Environmental Research Center for “Full Scale Testing of Sorbent Injection Technology on Mercury Control.”  The Company recognized revenue for services performed upon completion of the test work and approval of the invoices submitted to the University of North Dakota Energy and Environment Research Center.

Basic and Diluted Loss Per Common Share

Basic net loss per common share is computed using the weighted average number of common shares outstanding.  Diluted loss per share reflects the potential dilution from common stock equivalents, such as stock issuable pursuant to the exercise of stock options and warrants.  There were no dilutive potential common shares as of December 31, 2010. Because the Company has incurred net losses and there are no potential dilutive shares, basic and diluted loss per common share are the same.

Subsequent Events

During May 2009 and February 2010, FASB (Financial Accounting Standards Board) issued new authoritative pronouncement regarding recognized and non-recognized subsequent events. This guidance establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued or are available to be issued.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

Recent Issued Accounting Standards

In February 2010, the FASB issued Accounting Standards Update 2010-09 which amends ASC 855.  FASB 2010-09 defines the term “SEC Filer” and eliminates the requirement that an SEC filer disclose the date through which subsequent events have been evaluated.  This change was made to alleviate potential conflicts between ASC 855-10 and the reporting requirements of the SEC.  FASB 2010-09 was effective immediately, but is not expected to have a material effect on the Company’s financial statements.

In February 2010, the FASB issued Update No. 2010-08 “Technical Corrections to Various Topics” (“2010-08”). 2010-08 represents technical corrections to SEC paragraphs within various sections of the Codification.  Management is currently evaluating whether these changes will have any material impact on its financial position, results of operations or cash flows.

 In May 2010, the FASB issued Accounting Standards Update 2010-19 (“ASU 2010-19”), Foreign Currency (Topic 830): Foreign Currency Issues: Multiple Foreign Currency Exchange Rates. The amendments in this update are effective as of the announcement date of March 18, 2010. The Company does not expect the provisions of ASU 2010-19 to have a material effect on the financial position, results of operations or cash flows of the Company.

In April 2010, the FASB issued Accounting Standards Update 2010-17 (“ASU 2010-17”), Revenue Recognition-Milestone Method (Topic 605): Milestone Method of Revenue Recognition. The amendments in this Update are effective on a prospective basis for milestones achieved in fiscal years, and interim periods within those years, beginning on or after June 15, 2010. Early adoption is permitted. If a company elects early adoption and the period of adoption is not the beginning of the entity’s fiscal year, the entity should apply the amendments retrospectively from the beginning of the year of adoption. The Company does not expect the provisions of ASU 2010-17 to have a material effect on the financial position, results of operations or cash flows of the Company.

There were various other updates recently issued, most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to a have a material impact on the Company's consolidated financial position, results of operations or cash flows.

Note 3 - Going Concern

The accompanying financial statements as of December 31, 2010 have been prepared assuming the Company will continue as a going concern. From the period of inception (December 17, 2008) through December 31, 2010, the Company has experienced a net loss, negative cash flows from operations and has an accumulated deficit of $352,315.  These factors raise substantial doubt about the Company's ability to continue as a going concern. Management intends to raise additional debt and/or equity financing to fund future operations.  There is no assurance that its plan can be implemented; or that the results will be of a sufficient level necessary to meet the Company’s ongoing cash needs.  No assurances can be given that the Company can obtain sufficient working capital through borrowings or that the continued implementation of its business plan will generate sufficient revenues in the future to sustain ongoing operations.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

Note 4 - Advances Receivable – Related Party

From time to time, the Company advances funds to the Company’s director and majority stockholder.  As of December 31, 2010 and 2009, the Company had advances receivable totaling zero and $32,515, respectively from a director of the Company.  These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

Note 5 - Property And Equipment

Property and equipment at December 31, 2010 and 2009 are as follows:

	2010	2009

Computer equipment	$1,312	$-
Equipment	479	-
	1,791	-

Less: accumulated depreciation	(45)
Property and equipment, net	$1,746	$-

The Company uses the straight-line method of depreciation over 3 to 5 years. During the years ended December 31, 2010 and 2009, depreciation expense charged to operations was $45 and $0, respectively.

Note 6 - License Agreement

On January 15, 2009, the Company entered into an "Exclusive Patent and Know-How License Agreement Including Transfer of Ownership" with the Center for Air Toxic Metals (“CATM”) division of the Energy Environmental Research Center, (EERC), a non-profit entity.   Under the terms of the Agreement, the Company has been granted an exclusive license for the technology to develop, make, have made, use, sell, offer to sell, lease, and import the technology in any coal-fired combustion systems (power plant) worldwide and to develop and perform the technology in any coal-fired power plant in the world.  The patent “Sorbents of Oxidation and Removal of Mercury” was filed by EERC on August 22, 2005 and granted on October 14, 2008.

The Company paid $100,000 in 2009 for the right to use the patents and at the option of the Company can pay $1,000,000 for the assignment of the patents after January 15, 2011 or pay the greater of the license maintenance fees or royalties on product sales for continued use of the patents.  The license maintenance fees are $100,000 due January 1, 2010, $150,000 due January 1, 2011 and $200,000 due January 1, 2012 and each year thereafter.  The running royalties are $100 (USD) per one megawatt of electronic nameplate capacity and $100 (USD) per three megawatt per hour for the application to thermal systems to which licensed products or licensed processes are sold by the Company, associate and sublicensees. Running royalties are payable by the Company within 30 days after the end of each calendar year to the licensor and may be credited against license maintenance fees paid.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

The Company is required to pay the licensor 35% of all sublicense income received by the Company, excluding royalties on sales by sublicensees.  Sublicense income is payable by the Company within 30 day after the end of each calendar year to the licensor.

Note 7 - License

License costs capitalized as of December 31, 2010 and 2009 are as follows:

	2010	2009

License	$100,000	$100,000
	100,000	100,000

Less: accumulated amortization	11,764	5,882
License, net	$88,236	$94,118

The Company is currently amortizing its patents over their estimated useful life of 15 years when acquired.  During the years ended December 31, 2010 and 2009, amortization expense charged to operations was $5,882 for the years ended December 31, 2010 and 2009, respectively.

In accordance with ASC 360-10, the Company is required to review their long-lived assets, which includes their identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of a particular asset may not be recoverable. Based on the results of future undiscounted cash flows the Company determined that the fair value of the licenses exceeds the current book value of the license and therefore, no impairment exists.

Note 8 - Advances Payable – Related Party

As of December 31, 2010 and 2009, the Company had advances payable totaling $377,389 and $0, respectively, to a director of the Company.  These advances are non-interest bearing, have no fixed terms of repayment and are unsecured.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

Note 9 - Commitments And Contingencies

As discussed in Note 6, the Company has entered in an "Exclusive Patent and Know-How License Agreement Including Transfer of Ownership" that requires minimum license maintenance costs.  The Company is planning on using the intellectual property granted by the patents for the foreseeable future.  The license agreement is considered expired on the October 14, 2025, the date the patent expires.

Year ending December 31,	License Maintenance Fees

2011	$150,000
2012	200,000
2013	200,000
2014	200,000
2015	200,000
Thereafter	2,000,000
$2,950,000

Note 10 - Equity

The Company was established with one classes of stock, voting common stock – 10,000 shares authorized at a par value of $1.

On December 18, 2008, the Company entered into a stock subscription agreement for the issuance 8,618 voting shares of common stock due from the Company’s founder.

On October 8, 2009, the Company collected $4,167 ($1 per share) due from the Company’s founder and issued 4,167 shares.

On August 31, 2010, the Company collected $4,451 ($1 per share) due from the Company’s founder and issued 4,451 shares.

On January 2, 2010, the Company issued 1,272 shares to consultants for services rendered including engineering, scientific and technical advisory and business advisory services at a fair value of $63,600 ($50 per share).  The value was based upon the contracted value of the services performed.

The Company has not issued any options or warrants to date.

Note 11 – Related Party Transactions

During the year ended December 31, 2009, the Company paid RLP Canada, a company organized under the laws of Canada, of which Richard MacPherson, our Director and Chief Executive Officer, is the sole managing member, $116,500 to conduct testing of the Company’s Sorbent product at the Centralia and Keephills plants.

MIDWEST ENERGY EMISSIONS CORP.
(A DEVELOPMENT STAGE COMPANY)
NOTES TO THE FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2010 AND 2009

Note 12 - Tax

Effective January 1, 2009, the Company received approval from the Internal Revenue Service of its election to be treated as an S-Corporation. Under federal and North Dakota laws, taxes based on income of S-Corporations are payable by the stockholders, individually.

Note 13 - Subsequent Events

On March 14, 2011, the Company issued 40 shares to investors for $100,000 or $2,500 per share.

On March 16, 2011, the Company issued 50 shares to a consultant for a value of $125,000.  The shares were valued at $2,500 per share based upon the latest sale of shares to unrelated third parties.  No quoted market price was available to value the shares on the date they were granted.

On April 18, 2011, the Company issued 20 shares to an investor for $50,000 or $2,500 per share.

On June 1, 2011, the Company entered into an Agreement and Plan of Merger with China Youth Media, Inc., pursuant to which at closing China Youth Media Merger Sub, Inc. (a wholly owned subsidiary of the China Youth Media, Inc. formed for the purpose of such transaction) will merge into Midwest, which will result in Midwest becoming a wholly-owned subsidiary of the China Youth Media, Inc.   Upon closing, all of the outstanding shares of common stock of Midwest shall be converted, by virtue of the Merger, into such number of shares of Series B Convertible Preferred Stock (the “Merger Shares”) of the Company so that the stockholders of Midwest will upon conversion of the Merger Shares own 90.0% of the China Youth Media, Inc. issued and outstanding capital stock after giving effect to the Merger.   The Merger Agreement provides that 15% of the Merger Shares shall be held in escrow following the closing for a period of up to 150 days subject to the achievement of certain performance milestones.   For accounting purposes and assuming achievement of certain performance milestones by Midwest Energy Emissions, Corp., the Merger will be treated as a reverse merger and a recapitalization of China Youth Media, Inc..

In accordance with ASC 855, the Company evaluated subsequent events through June 9, 2011, the date these financial statements were available to be issued. There were no material subsequent events that required recognition or additional disclosure in these financial statements.